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                                  EXHIBIT 10.16

                        (FORM OF MED SECURITY AGREEMENT)

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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "MED SECURITY AGREEMENT"), dated as of June 28, 2002, is made by Med Diversified, Inc., a Nevada corporation, as grantor ("MED"), in favor of Private Investment Bank Limited, Nassau, Bahamas, as secured party ("PIBL"), for the benefit of the holders of the Amended Debentures (as defined below).

                              W I T N E S S E T H:

     WHEREAS, Med issued to PIBL, with PIBL acting in its name but on behalf of certain clients of PIBL, certain subordinated debentures, dated as of December 28, 2001, in the aggregate principal amount of $70,000,000 (collectively, the "ORIGINAL DEBENTURES");

     WHEREAS, PIBL desires to enter into a certain Debenture Purchase and Subordination Agreement with TEGCO Investments, LLC, a Delaware limited liability company ("TEGCO"), pursuant to which, among other things, PIBL will sell and transfer to TEGCO one Original Debenture in an original principal amount of $12,500,000 (the "TRANSFERRED DEBENTURE");

     WHEREAS, PIBL desires to enter into that certain Amendment Agreement, dated as of even date herewith (the "AMENDMENT AGREEMENT"; each capitalized term used in this Med Security Agreement that is not otherwise defined herein shall have the meaning accorded to such term in the Amendment Agreement), by and among Med, American Reimbursement, LLC, a Delaware limited liability company, PIBL, TEGCO and the Med Subsidiaries, pursuant to which, among other things, PIBL will surrender the instruments evidencing the Original Debentures, other than the Transferred Debenture, to Med for cancellation, in exchange for issuance and delivery by Med to PIBL of five (5) amended debentures (collectively, the "AMENDED DEBENTURES"), in the aggregate principal amount of $57,500,000;

     WHEREAS, in order to induce PIBL to accept and agree to the Amendment Agreement and as consideration therefor, Med is entering into this Med Security Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Med and PIBL hereby agree as follows:

     1. OBLIGATIONS. Med hereby acknowledges that Med shall be responsible to PIBL for the obligations of Med under the Amended Debentures. Med hereby agrees and undertakes to repay, upon demand therefor by PIBL, all Obligations (as hereinafter defined) outstanding from time to time. The term "Obligations", as used herein, shall mean all outstanding amounts advanced by PIBL pursuant to the Amended Debentures, interest accrued thereon as provided above, and all additional amounts and other sums at any time due and owing, and required to be paid, to PIBL or the holders of the Amended Debentures under the terms of the Amended Debentures, and any other instrument or agreement relating thereto, including without limitation this Med Security Agreement, the Amendment Agreement or the other Modification Documents, whether the same are matured or unmatured, including interest on any such Obligations, whether accruing before or after any bankruptcy or insolvency case or proceeding involving Med or any other party to this Med Security Agreement and also including (if interest on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding) such interest as would

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have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by PIBL in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Med Security Agreement.

     The obligations of Med set forth herein constitute non-recourse obligations of Med, enforceable against Med solely to the extent of its assets and properties pledged hereunder.

          (a) SECURITY. As security for the prompt and complete payment and performance of the Obligations when due, Med hereby delivers, pledges and grants a security interest to PIBL in all of Med's right, title and interest (whether now owned and existing or hereafter arising or acquired) in and to the following (collectively, the "MED DEBENTURE COLLATERAL"):

               (i) Med's right to receive, upon the terms and conditions set forth in the relevant Sale and Subservicing Agreement(s), $20,000,000 of funds that are currently held in reserves, as identified on an itemized schedule attached as SCHEDULE 3(b)(i) to the Amendment Agreement and incorporated herein by this reference (Med's rights in such accounts, collectively, the "MED RESERVE ACCOUNT INTERESTS"), for the benefit of NCFE and its affiliates pursuant to the relevant Sale and Subservicing Agreement(s), with all distributions from the Med Reserve Account Interests on account of, or in relation to, the Med Reserve Account Interests being directed to the Med Collection Account to be used exclusively for payments on the Amended Debentures;

               (ii) all of the Med Eligible Accounts Receivable; provided, however, that PIBL's security interest therein is subject to and (A) subordinate to a security interest in favor of the financing source(s) for the purchase of the Transferred Debenture and (B) subordinate to a security interest in favor of NCFE or its affiliates as the purchaser(s) of accounts receivable in various financing transactions, which security interest collateralizes, among other things, a repurchase right for rejected receivables under the relevant documents for such financing arrangements;

               (iii) the Net Asset Sale Proceeds, all of which shall be deposited in the Med Collection Account; PROVIDED, HOWEVER, that nothing in the Amendment Agreement or in any other Modification Documents shall require Med or any of the Med Subsidiaries to consummate any Asset Sale, or to sell any equity securities or other assets for its own account or to cause or make any distribution to be made in connection with any such Asset Sale; and

               (iv) all other assets that are now or may in the future be acquired or otherwise held by Med on or after the date of this Agreement (including without limitation, all accounts, cash, chattel paper, contract rights, copyrights, deposit accounts, documents, documents of title, electronic chattel paper, equipment, fixtures, furnishings, franchises, general intangibles, goods, guarantees, intellectual property, inventory, instruments, investment property, letter of credit rights, licenses, merchandise, patents, payment intangibles, permits, supporting obligations, trade secrets, trademarks, tradenames, and cash or non-cash proceeds of any of the foregoing, in each case, as applicable, as such terms are defined in or understood for the purposes of the Uniform Commercial Code as in effect in Nevada;

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PROVIDED that such security interest in the Med Debenture Collateral (x) shall not attach or otherwise apply with respect to any Medicaid, Medicare, CHAMPUS and CHAMPVA receivables and (y) shall cease to attach or otherwise apply to any receivables that have been sold or otherwise transferred to any purchaser(s) under financing arrangements with NCFE or its affiliates, regardless of whether such transaction is deemed to be a sale or a secured financing.

     Terms used in the foregoing definition of Collateral, that are not otherwise defined herein, shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Nevada, or in the Amendment Agreement.

     (b) Med will not (i) change its name or identity, (ii) establish any other location other than the address set forth beneath its signature hereto where it expects to maintain inventory and/or equipment or (iii) change its principal place of business or the place where its records concerning the Collateral are kept from the address set forth beneath its signature hereto, unless Med shall have given PIBL at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by PIBL to amend such financing statement or continuation statement as PIBL may deem appropriate or otherwise to maintain perfection of PIBL's security interest in the Collateral.

     (c) Med hereby irrevocably constitutes and appoints PIBL and any agent or representative thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Med and in the name of Med or in its own name, from time to time in Med's discretion, for the purpose of carrying out the terms of this Med Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Med Security Agreement, and, without limiting the generality of the foregoing, hereby gives PIBL the power and right, on behalf of Med, without notice to or assent by Med to do the following: (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Med or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by PIBL for the purpose of collecting any and all such moneys due under any Collateral whenever payable; (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to PIBL or as PIBL shall direct; (iii) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; and (iv) generally to sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the Collateral as fully and completely as though PIBL were the absolute owner thereof for all purposes, and to do, at PIBL's option and Med's expense, at any time, or from time to time, all acts and things which PIBL reasonably deems necessary to protect, preserve or realize upon the Collateral and PIBL's lien therein, in order to effect the intent of this Med Security Agreement, all as fully and effectively as Med might do. Med hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 2 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

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     (d)  Med waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of, or proof of reliance by, PIBL upon this Med Security Agreement or acceptance of this Med Security Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Med Security Agreement. Med unconditionally waives, to the extent permitted by law: (a) all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by PIBL upon this Med Security Agreement or acceptance of this Med Security Agreement (the Obligations being deemed conclusively to have been created, contracted or incurred in reliance upon this Med Security Agreement); (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, including without limitation, any demand, presentment, protest, proof or notice of nonpayment; (c) any requirement of diligence on the part of any party to this Med Security Agreement; and (d) any requirement of PIBL to take any action whatsoever, to exhaust any remedies or to mitigate damages.

     2. ASSIGNMENT BY PIBL. PIBL may, from time to time, whether before or after any discontinuance of this Med Security Agreement, at its sole discretion and without notice to Med, assign or transfer any or all of its portion of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Med Security Agreement, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Obligations, be entitled to the benefits of this Med Security Agreement to the same extent as if such assignee or transferee were PIBL, as appropriate.

     3. NO WAIVER. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Med Security Agreement be binding upon PIBL except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair PIBL's rights or Med's obligations under this Med Security Agreement. For the purposes of this Med Security Agreement, Obligations shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Med or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Med hereunder. Med's obligations under this Med Security Agreement shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of Med. Med hereby acknowledges that there are no conditions to the effectiveness of this Med Security Agreement.

     4. REPRESENTATIONS AND WARRANTIES. Med hereby represents and warrants to PIBL that:

          (a) Med has all requisite power and authority to execute, deliver and perform its obligations under this Med Security Agreement and such other instruments or agreements relating thereto to which it is or may become a party;

          (b) Med has duly executed and delivered this Med Security Agreement, and this Med Security Agreement is the legal, valid and binding obligation of Med, enforceable in accordance with its terms;

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          (c) the execution, delivery and performance of this Med Security
Agreement by Med does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which Med is a party or by which Med or its properties is bound.

     5. EVENTS OF DEFAULT. An "Event of Default" shall exist under this Med Security Agreement if at any time: (a) any representation or warranty of made by Med under this Med Security Agreement shall have been false or misleading in any material respect when made; (b) Med shall fail to make any payment hereunder upon demand therefor; (c) any "Event of Default" under any of the Amended Debentures, as defined in the Amendment Agreement shall occur; or (d) Med shall fail to observe and perform in any material respect any covenant or agreement made by Med in this Security Agreement.

     6. REMEDIES.

          (a) In case an Event of Default shall occur and be continuing, the Obligations shall become immediately due and payable and PIBL shall be entitled to exercise all of PIBL's rights, powers and remedies (whether pursuant to applicable law or this Med Security Agreement) with respect thereto and for the protection and enforcement of PIBL's rights in the Collateral, including, without limitation, the following:

               (i) the right to receive all monies or other property which, but for the occurrence of the Event of Default, Med would have been entitled to retain;

               (ii) to transfer registration of the Collateral into PIBL's name;

               (iii) to sell, assign or otherwise dispose of the Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as PIBL, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirement of law, PIBL may bid (which may be a credit bid) for and become the purchaser of the Collateral (or any portion thereof), offered for sale in accordance with this section without accountability to Med, except pursuant to subsection (b)(iii) below.

          (b) The proceeds of any disposition of any Collateral obtained pursuant to this section shall be applied as follows:

               (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by PIBL in foreclosing on and disposing of the Collateral;

               (ii) next, any surplus then remaining to the payment of the Obligations (whether matured or unmatured) in such order as PIBL may determine in its sole discretion; and

               (iii) thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to Med or to such other person legally entitled to same; it being understood that Med will remain liable to PIBL to the extent of any deficiency between the amount of the Obligations and the aggregate of all amount realized from Collateral.

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     7. COSTS, ETC. Med agrees to pay all reasonable costs of PIBL, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     8. CUMULATIVE RIGHTS. PIBL's rights, powers and remedies under this Med Security Agreement shall be in addition to all rights, powers and remedies given to PIBL under law, under the Amendment Agreement or otherwise, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     9. MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. This Med Security Agreement shall be binding upon Med and upon Med's successors; and all references herein to Med shall be deemed to include any successor or successors, whether immediate or remote, to such party. Med shall have no right to assign its obligations hereunder. This Med Security Agreement shall inure to the benefit of PIBL and its successors, assigns and transferees.

          (b) SEVERABILITY. Wherever possible each provision of this Med Security Agreement shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this Med Security Agreement shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Med Security Agreement.

          (c) SERVICE OF PROCESS. Med agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth below or at such other address of which PIBL shall have been notified in writing, and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

          (d) NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Med Security Agreement shall be in writing and shall be deemed to have been duly given when addressed to the appropriate party and deposited in the U.S. Postal Service via registered mail. The initial address for notices to Med is set forth beneath its signature below.

          (e) GOVERNING LAW. THIS MED SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA.

          (f) WAIVER OF JURY TRIAL. MED, BY ITS EXECUTION AND DELIVERY OF THIS MED SECURITY AGREEMENT, AND PIBL, BY ACCEPTING THIS MED SECURITY AGREEMENT, EACH EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS MED SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN

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CONNECTION WITH THIS MED SECURITY AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR
PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     COUNTERPARTS. This Med Security Agreement may be executed in counterparts (including counterparts delivered by facsimile), each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same document.

      [Remainder of page intentionally left blank; signature page follows.]

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     IN WITNESS WHEREOF, Med and PIBL have caused this Med Security Agreement to be executed and delivered as of the date first above written.

"Med"                                          MED DIVERSIFIED, INC.,
                                               a Nevada corporation


                                               By:
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                                                   Name:
                                                           ---------------------
                                                   Title:
                                                           ---------------------
                                                   Address:
                                                           ---------------------

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"PIBL"                                         PRIVATE INVESTMENT BANK LIMITED,
                                               Nassau, Bahamas


                                               By:
                                                   -----------------------------
                                                   Name:
                                                           ---------------------
                                                   Title:
                                                           ---------------------
                                                   Address:
                                                           ---------------------

                                                   -----------------------------


                   [SIGNATURE PAGE TO MED SECURITY AGREEMENT]

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